UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2008

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Pursuant to Rule 3-09 of Regulation S-X, Sea Containers Ltd. (the “Company”) is required to file audited combined and consolidated financial statements of GE SeaCo SRL (“GE SeaCo”) and its subsidiaries and GE SeaCo America LLC (an affiliated limited liability company).  The financial statements of GE SeaCo as of December 31, 2007 and 2006 (restated) and for the years ended December 31, 2007, 2006 (restated) and 2005 (restated) (the “GE SeaCo Financial Statements”) are attached hereto as Exhibit 99.1 and are incorporated herein in their entirety by reference.

The GESeaCo Financial Statements describe disputes between the Company and its subsidiaries, and GE SeaCo and General Electric Capital Corporation (“GECC”) and related parties.  The Company filed an Current Report on Form 8-K dated April 25, 2008, which stated that the Company had entered into a global settlement (the “Framework Agreement”) with GECC to resolve all such disputes.  On June 5, 2008, the United States Bankruptcy Court for the District of Delaware entered an order approving the Framework Agreement, with modifications.  The settlement under the Framework Agreement is subject to the consummation of a plan of reorganization for the Company under the U.S. Bankruptcy Code and other conditions.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by the Company may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance.  Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:  (i) the ability of the Company to continue as a going concern; (ii) the ability of the Company to operate subject to the terms of the debtor in possession financing; (iii) the Company’s ability to obtain court approval with respect to motions in the proceedings under chapter 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Cases”) prosecuted by it from time to time; (iv) risks associated with termination of the Framework Agreement and financing availability; (v) risks associated with third parties seeking and obtaining the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; (vi) the Company’s ability to maintain contracts and leases that are critical to its operations; (vii) the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations; (viii) the ability of the Company to execute its business plans and strategy; (ix) the ability of the Company to attract, motivate and/or retain key executives and associates; and (x) increased competition in the container leasing industry.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

99.1

Combined and Consolidated Financial Statements of GE SeaCo SRL and Subsidiaries and GE SeaCo America LLC as of December 31, 2007 and 2006 (restated) and for the years ended December 31, 2007, 2006 (restated) and 2005 (restated).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEA CONTAINERS LTD.

Date: June 24, 2008

	BY:	/s/MARK WILSON
Mark Wilson
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1

Combined and Consolidated Financial Statements of GE SeaCo SRL and Subsidiaries and GE SeaCo America LLC as of December 31, 2007 and 2006 (restated) and for the years ended December 31, 2007, 2006 (restated) and 2005 (restated).